UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 27, 2010

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-158111 (1933 Act)	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported in our Current Report on Form 8-K filed on July 7, 2010, we, through G&E HC REIT II Pocatello MOB, LLC, our indirect subsidiary, executed an Assignment and Assumption of Purchase Agreement and Escrow Instructions, or the Assignment, with Grubb & Ellis Equity Advisors, LLC, the managing member of Grubb & Ellis Healthcare REIT II Advisor, LLC, our advisor, whereby we assumed a Purchase and Sale Agreement and Joint Escrow Instructions, or the Purchase Agreement, on June 30, 2010 and two amendments to the Purchase Agreement on May 27, 2010 and June 8, 2010, respectively, relating to the acquisition of a ground leasehold interest in and to the land and improvements known as Pocatello East Medical Office Building, located in Pocatello, Idaho, or the Pocatello East MOB property, from CNL Retirement DAS Pocatello ID, LP, an unaffiliated third party, or the Seller.

Pursuant to the Purchase Agreement, as amended, we agreed to enter into a joint venture arrangement with the Seller through which the Seller could retain an equity interest in the Pocatello East MOB property by exercising an equity purchase option to acquire an equity interest in G&E HC REIT II Pocatello MOB JV, LLC, an entity formed and controlled by us, or the JV Company, as further discussed below. The JV Company was set up to be the managing member and parent company of G&E HC REIT II Pocatello MOB, LLC, which is the entity that holds 100.0% legal title to the Pocatello East MOB property.

On July 27, 2010, we entered into a third amendment to the Purchase Agreement, or the Third Amendment, in which the Seller acknowledged its election to exercise the equity purchase option provided for in the Purchase Agreement whereby the Seller’s newly formed entity Pocatello Medical Office Partners, LLC, or Pocatello Partners, Seller’s affiliate, was to acquire a 1.25% membership interest in the JV Company. To exercise Seller’s equity purchase option, the Seller contributed a 1.25% ownership interest in the Pocatello East MOB property to the JV Company in exchange for Pocatello Partner’s 1.25% ownership interest in the JV Company and an agreement by the Seller to pay 1.25% of closing costs and the assumed leasing costs, which costs were credited to us against the purchase price of the Pocatello East MOB property. As a result, our purchase price for a 98.75% ownership interest in the Pocatello East MOB property was reduced from $16,000,000 to $15,800,000.

Also on July 27, 2010, we executed an amended and restated limited liability company agreement, or the Operating Agreement, with Pocatello Partners to consummate the joint venture arrangement. As provided by the terms of the Operating Agreement, Pocatello Partners caused the Seller to contribute its retained 1.25% ownership interest in the Pocatello East MOB property at an agreed upon value of $200,000 plus incidental closing costs in cash to the JV Company to acquire a 1.25% membership interest in the JV Company and we contributed $15,828,000 in cash to acquire a 98.75% membership interest in the JV Company which represents each party’s respective 1.25% and 98.75% ownership interests in the Pocatello East MOB property. We funded our cash contribution, which included our portion of the closing costs, using $5,000,000 in borrowings under our line of credit with Bank of America, N.A. and proceeds from our offering. In connection with the acquisition, we paid an acquisition fee of $435,000, or 2.75% of our purchase price, to Grubb & Ellis Equity Advisors.

The material terms of the Operating Agreement provide for: (a) us to serve as the manager of the JV Company which gives us exclusive and complete responsibility of the operations and management of the JV Company, except that we can be removed as the manager in certain limited circumstances; (b) additional capital contributions by the members in the event that the Pocatello East MOB property is required to make earn-out payments or payments of leasing costs, however, if Pocatello Partners is unable or unwilling to make such additional capital contributions, we may in our sole discretion as the manager of the JV Company reduce the percentage of Pocatello Partners’ equity interest in the JV Company by an amount equal to Pocatello Partners’ pro rata share of such earn-out payments and/or payments of leasing costs; (c) a call option granted to us that requires Pocatello Partners to sell the entire equity interest held by them in the JV Company to us in the event that: (i) the Pocatello East MOB property is sold; (ii) we, the JV Company or Grubb & Ellis Healthcare REIT II Holdings, LP, our operating partnership, are recapitalized; or (iii) we elect to purchase the entire equity interest on the fifth anniversary of the closing date; and (d) that in the event we a obtain loan for the Pocatello East MOB property, Pocatello Partners shall have the right to utilize all or a portion of its pro rata share of the capital proceeds from such loan in order to purchase additional membership interests in the JV Company which in the aggregate will not exceed a 25.0% interest in the JV Company.

Neither member may freely transfer or encumber its interest in the JV Company without the consent of the other party, except that we may transfer or otherwise encumber our membership interest to any of our affiliates. In addition, no member may resign or withdraw from the JV Company without the consent of the other member.

Grubb & Ellis Equity Advisors, Property Management, Inc., a wholly owned subsidiary of Grubb & Ellis Equity Advisors entered into a property management, which we are not a party to, with G&E HC REIT II Pocatello MOB, LLC to serve as the property manager of the Pocatello East MOB property and then entered into a sub-management agreement with DASCO Realty Idaho, LLC, Seller’s affiliate, or DASCO, to provide facility management services whereby DASCO will receive certain fees and expense reimbursements in connection with the operation and management of the Pocatello East MOB property, as provided for in the sub-management agreement.

The material terms of the Third Amendment and the Operating Agreement are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 2, 2010, we issued a press release announcing the acquisition of the Pocatello MOB property. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Third Amendment to Agreement for the Purchase and Sale of Real Property between G&E HC REIT II Pocatello MOB, LLC and CBL Retirement DAS Pocatello ID, LP, dated July 27, 2010

10.2 Amended and Restated Limited Liability Company Agreement of G&E HC REIT II Pocatello MOB JV, LLC between Pocatello Medical Office Partners, LLC and Grubb & Ellis Healthcare REIT II Holdings, LP, dated July 27, 2010

99.1 Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated August 2, 2010

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

August 2, 2010	By:	/s/ Shannon K S Johnson

Name: Shannon K S Johnson
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Third Amendment to Agreement for the Purchase and Sale of Real Property between G&E HC REIT II Pocatello MOB, LLC and CBL Retirement DAS Pocatello ID, LP, dated July 27, 2010
10.2	Amended and Restated Limited Liability Company Agreement of G&E HC REIT II Pocatello MOB JV, LLC between Pocatello Medical Office Partners, LLC and Grubb & Ellis Healthcare REIT II Holdings, LP, dated July 27, 2010
99.1	Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated August 2, 2010